UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2023

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-16427	37-1490331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

347 Riverside Avenue Jacksonville, Florida	32202
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (904) 438-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On July 5, 2023, Fidelity National Information Services, Inc. (“FIS” or the “Company”) entered into a purchase and sale agreement (the “Purchase Agreement”) by and among the Company, New Boost Holdco, LLC, a Delaware limited liability company (the “JV”), GTCR W Aggregator LP, a Delaware limited partnership (“Purchaser”) and affiliate of GTCR, LLC (“GTCR”), GTCR W Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Purchaser (“Bank Debt Merger Sub”), and GTCR W-2 Merger Sub LLC, a Delaware limited liability company and an affiliate of Purchaser (“Bond Debt Merger Sub”).

Upon the terms and subject to the conditions set forth in the Purchase Agreement, FIS has agreed to transfer the assets and liabilities constituting its Merchant Solutions business (the “Business”) to the JV and sell 55% of the equity interests in the JV to Purchaser for cash consideration based on a $17.5 billion enterprise valuation of the Business, with up to $1.0 billion of additional consideration contingent on the returns realized by Purchaser exceeding certain thresholds (collectively, the “Transaction”). Subject to the terms and conditions of the Purchase Agreement, at the closing of the Transaction (the “Closing”), FIS will receive cash consideration comprised of debt-financed distribution proceeds of approximately $8.4 billion and equity-financed consideration of $5.005 billion, subject to adjustments for closing levels of the Business’ debt, working capital relative to an agreed target and available cash relative to an agreed minimum.

The consummation of the Transaction is subject to customary mutual closing conditions, including (a) the receipt of certain required regulatory clearances and approvals in the U.S. and other jurisdictions under applicable antitrust, foreign direct investment and financial services laws and regulations, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and from the United Kingdom Financial Conduct Authority and De Nederlandsche Bank in the Netherlands, (b) the absence of any judgment or law preventing or prohibiting the Closing and (c) the completion of the pre-Closing restructuring steps at least seven days in advance of the Closing. Each party’s obligation to consummate the Transaction is also subject to the accuracy of the other party’s representations and warranties contained in the Purchase Agreement (subject, with specified exceptions, to materiality or “Material Adverse Effect” standards), the other party’s performance of its covenants and agreements in the Purchase Agreement in all material respects, and, in the case of Purchaser’s obligation to consummate the Transaction, the absence of any “Material Adverse Effect” on the Business. Each party is required under the Purchase Agreement to use reasonable best efforts to obtain any regulatory approvals required to be obtained in connection with the Transaction, and Purchaser is required to take, and to cause its subsidiaries to take, all action necessary to avoid or eliminate any legal impediments so as to enable the Closing to occur as soon as reasonably practicable, and prior to the Outside Date (as defined below).

The Purchase Agreement contains customary representations, warranties and covenants of each of FIS and Purchaser, including covenants by FIS relating to the operation of the Business prior to the Closing and to implement certain restructuring steps prior to the Closing. The representations, warranties and pre-Closing covenants of each of the parties will not survive the Closing. FIS has agreed to indemnify the JV and Purchaser, and the JV and Purchaser have agreed to indemnify FIS, for certain losses arising out of breaches of post-Closing covenants and/or for certain losses arising out of retained liabilities or assumed liabilities (as applicable), subject to customary limitations.

The Purchase Agreement contains certain termination rights for both FIS and Purchaser, including the right to terminate the Purchase Agreement if the Transaction is not consummated by July 5, 2024, subject to extension if necessary to allow the completion of a customary marketing period in respect of Purchaser’s debt financing (the “Outside Date”). In the event that FIS terminates the Purchase Agreement in circumstances relating to Purchaser’s breach or failure to consummate the Closing when it is required to do so under the Purchase Agreement, Purchaser will be required to pay FIS a termination fee of $770,000,000 in cash (the “Reverse Termination Fee”). The Reverse Termination Fee will be guaranteed by investment vehicles affiliated with GTCR.

Purchaser has obtained equity financing and debt financing commitments for the purpose of financing the Transaction. Investment vehicles affiliated with GTCR (the “Investor Group”) have committed to capitalize Purchaser at the Closing with an aggregate equity contribution equal to $5.335 billion on the terms and subject to the conditions set forth in an equity commitment letter. In addition, the members of the Investor Group have agreed to guarantee Purchaser’s obligation to pay the Reverse Termination Fee, as well as certain related collection, reimbursement and indemnification obligations that may be owed by Purchaser pursuant to the Purchase Agreement, subject to the terms and conditions set forth in a limited guaranty and the Purchase Agreement. Certain financial institutions (the “Lenders”) have agreed to provide Purchaser with debt financing in an aggregate principal amount of up to $9.4 billion, which includes $8.4 billion of funded debt and a $1 billion revolving credit facility, on the terms forth in the debt commitment letter. The obligations of the Lenders to provide debt financing under the debt commitment letter are subject to certain customary conditions.

Pursuant to the Purchase Agreement, FIS and the Purchaser will negotiate in good faith prior to the Closing to agree on the final terms of a limited liability company agreement with respect to the JV (the “LLCA”), a registration rights agreement, a transition services agreement and applicable commercial agreements.

The LLCA will provide that the board of managers of the JV will initially be comprised of nine members, three of whom will be designated by FIS, and that FIS will have customary consent and consultation rights with respect to certain material actions of the JV, in each case, subject to ownership stepdown thresholds.

The LLCA will also contain certain other covenants and restrictions relating to governance, liquidity and tax matters, including non-solicitation and non-competition covenants, distribution mechanics, preemptive rights and follow-on equity funding commitments, and restrictions on transfer and associated tag-along rights. Each of FIS and Purchaser will have the right to require the JV to consummate an initial public offering (“IPO”) or sale transaction after the fourth anniversary of the Closing, subject to certain return hurdle and (in the case of an IPO) public float requirements, which requirements will fall away following the sixth anniversary of the Closing.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the Purchase Agreement may change after the date of the Purchase Agreement. Accordingly, the Purchase Agreement is included with this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company, its subsidiaries or its or their respective businesses or any other parties to the Transaction as of the date of the Purchase Agreement or as of any other date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Purchase and Sale Agreement, dated as of July 5, 2023, by and among Fidelity National Information Services, Inc., New Boost Holdco, LLC, GTCR W Aggregator LP, GTCR W Merger Sub LLC and GTCR W-2 Merger Sub LLC.*

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*

Schedules and similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about anticipated financial outcomes, including any earnings guidance or projections, projected revenue or expense synergies or dis-synergies, business and market conditions, outlook, foreign currency exchange rates, deleveraging plans, expected dividends and share repurchases of the Company, the Company’s sales pipeline and anticipated profitability and growth, plans, strategies and objectives for future operations, strategic value creation, risk profile and investment strategies, any statements regarding future economic conditions or performance and any statements with respect to the proposed sale of a majority of the Merchant Solutions business, the expected financial and operational results of the Company, and expectations regarding the Company’s business or organization after the proposed transaction, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward-looking statements. These statements may be identified by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “will,” “should,” “could,” “would,” “project,” “continue,” “likely,” and similar expressions, and include statements reflecting future results or guidance, statements of outlook and various accruals and estimates. These statements relate to future events and our future results and involve a number of risks and uncertainties. In addition, the amount of the goodwill impairment charge announced today is based in part on estimates of future performance, so this announcement should also be considered a forward-looking statement. Forward-looking statements are based on management’s beliefs as well as assumptions made by, and information currently available to, management.

Actual results, performance or achievement could differ materially from these forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include the following, without limitation:

•

changes in general economic, business and political conditions, including those resulting from COVID-19 or other pandemics, a recession, intensified international hostilities, acts of terrorism, increased rates of inflation or interest, changes in either or both the United States and international lending, capital and financial markets or currency fluctuations;

•

the risk of losses in the event of defaults by merchants (or other parties) to which we extend credit in our card settlement operations or in respect of any chargeback liability, either of which could adversely impact liquidity and results of operations;

•	the risk that acquired businesses will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated;

•	the risk that cost savings and synergies anticipated to be realized from acquisitions may not be fully realized or may take longer to realize than expected;

•	the risks of doing business internationally;

•

the effect of legislative initiatives or proposals, statutory changes, governmental or applicable regulations and/or changes in industry requirements, including privacy and cybersecurity laws and regulations;

•

the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in, or new laws or regulations affecting, the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries;

•	changes in the growth rates of the markets for our solutions;

•

the amount, declaration and payment of future dividends is at the discretion of our Board of Directors and depends on, among other things, our investment opportunities, results of operations, financial condition, cash requirements, future prospects, and other factors that may be considered relevant by our Board of Directors, including legal and contractual restrictions;

•

the amount and timing of any future share repurchases is subject to, among other things, our share price, our other investment opportunities and cash requirements, our results of operations and financial condition, our future prospects and other factors that may be considered relevant by our Board of Directors and management;

•	failures to adapt our solutions to changes in technology or in the marketplace;

•

internal or external security breaches of our systems, including those relating to unauthorized access, theft, corruption or loss of personal information and computer viruses and other malware affecting our software or platforms, and the reactions of customers, card associations, government regulators and others to any such events;

•

the risk that implementation of software, including software updates, for customers or at customer locations or employee error in monitoring our software and platforms may result in the corruption or loss of data or customer information, interruption of business operations, outages, exposure to liability claims or loss of customers;

•	uncertainties as to the timing of the consummation of proposed transaction or whether it will be completed;

•	the risk that partners and third parties who may fail to satisfy their legal obligations and risks associated with managing pension cost; cybersecurity issues, IT outages and data privacy;

•	risks associated with the impact, timing or terms of the proposed transaction;

•

risks associated with the expected benefits and costs of the proposed transaction, including the risk that the expected benefits of the proposed transaction or any contingent purchase price will not be realized within the expected timeframe, in full or at all;

•	the risk that conditions to the proposed transaction will not be satisfied and/or that the proposed transaction will not be completed within the expected timeframe, on the expected terms or at all;

•

the risk that any consents or regulatory or other approvals required in connection with the proposed transaction will not be received or obtained within the expected timeframe, on the expected terms or at all;

•	the risk that the financing intended to fund the proposed transaction may not be obtained;

•

the risk that the costs of restructuring transactions and other costs incurred in connection with the proposed transaction will exceed our estimates or otherwise adversely affect our business or operations;

•

the impact of the proposed transaction on our businesses and the risk that the proposed transaction may be more difficult, time-consuming or costly than expected, including the impact on our resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, governmental authorities, suppliers, employees and other business counterparties;

•	the reaction of current and potential customers to communications from us or regulators regarding information security, risk management, internal audit or other matters;

•	the risk that policies and resulting actions of the current administration in the U.S. may result in additional regulations and executive orders, as well as additional regulatory and tax costs;

•

competitive pressures on pricing related to the decreasing number of community banks in the U.S., the development of new disruptive technologies competing with one or more of our solutions, increasing presence of international competitors in the U.S. market and the entry into the market by global banks and global companies with respect to certain competitive solutions, each of which may have the impact of unbundling individual solutions from a comprehensive suite of solutions we provide to many of our customers;

•	the failure to innovate in order to keep up with new emerging technologies, which could impact our solutions and our ability to attract new, or retain existing, customers;

•	an operational or natural disaster at one of our major operations centers;

•	failure to comply with applicable requirements of payment networks or changes in those requirements;

•	fraud by merchants or bad actors; and

•

other risks detailed in the “Risk Factors” and other sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, in our quarterly reports on Form 10-Q, in our current reports on Form 8-K and in our other filings with the Securities and Exchange Commission.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. There can be no assurance that the proposed transaction will in fact be completed in the manner described or at all. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2023	Fidelity National Information Services, Inc. (Registrant)

	By:	/s/ Chip Keller
	Name:	Chip Keller
	Title:	Senior Vice President, Senior Deputy General Counsel and Corporate Secretary